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                                                                    EXHIBIT 10.1


                            BAKER HUGHES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN,
                     (AS AMENDED AND RESTATED MARCH 5, 2003)


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                            BAKER HUGHES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN,
              AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 5, 2003

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                                TABLE OF CONTENTS
                                                                         PAGE

ARTICLE 1           PURPOSE.............................................  1
1.1      Purpose    ....................................................  1

ARTICLE 2           DEFINITIONS.........................................  1
2.1      Definitions....................................................  1
2.2      Number and Gender..............................................  3
2.3      Headings   ....................................................  3

ARTICLE 3           ELIGIBILITY AND PARTICIPATION.......................  3
3.1      Eligibility....................................................  3
3.2      Participation..................................................  3
3.3      Termination of Participation...................................  4

ARTICLE 4           GRANT OF OPTIONS AND EXERCISE OF OPTIONS............  5
4.1      Grant of Options...............................................  5
4.2      Limitations on the Grant of Options............................  5
4.3      Insufficient Number of Shares..................................  5
4.4      Restriction Upon Assignment....................................  6
4.5      Exercise of Options; ESPP Accounts.............................  6
4.6      Withholding Obligations........................................  6
4.7      Notice of Disposition..........................................  6
4.8      Dispositions in Compliance with Securities Laws................  6

ARTICLE 5           PROVISIONS RELATED TO COMMON STOCK..................  6
5.1      Shares Reserved................................................  6
5.2      No Rights of Stockholder Until Exercise........................  7
5.3      Registration of Shares of Common Stock.........................  7
5.4      Certificates for Shares........................................  7
5.5      Changes in Common Stock and Adjustments........................  7

ARTICLE 6           ADMINISTRATION OF PLAN..............................  8
6.1      Plan Administrator.............................................  8
6.2      Resignation and Removal........................................  8
6.3      Records and Procedures.........................................  8
6.4      Self-Interest of Plan Administrator............................  8
6.5      Compensation and Bonding.......................................  8
6.6      Plan Administrator Powers and Duties...........................  8
6.7      Reliance on Documents, Instruments, etc........................  9

ARTICLE 7           EXTENSION OF PLAN TO EMPLOYERS......................  9
7.1      Adoption by Employers..........................................  9
7.2      Single Plan....................................................  9
7.3      No Joint Venture Implied.......................................  9

ARTICLE 8           MISCELLANEOUS.......................................  9
8.1      Use of Funds; No Interest Paid.................................  9
8.2      Amendment to the Plan.......................................... 10
8.3      Plan Not an Employment Contract................................ 10
8.4      Beneficiary(ies)............................................... 10
8.5      Severability................................................... 10
8.6      Binding Effect................................................. 10
8.7      Limitation on Liability........................................ 10
8.8      Arbitration.................................................... 10
8.9      Governing Law.................................................. 10
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                            BAKER HUGHES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN,
              AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 5, 2003

                               ARTICLE 1: PURPOSE

1.1 PURPOSE. The purpose of the EMPLOYEE STOCK PURCHASE PLAN (the "Plan") of BAKER HUGHES INCORPORATED (the "Company") is to encourage and enable Eligible Employees (defined below) to voluntarily acquire proprietary interests in the Company through the ownership of the Company's Common Stock (defined below) at a favorable price and upon favorable terms and to furnish to the Eligible Employees an incentive to advance the best interests of the Company for the mutual benefit of the Eligible Employees, the Company and the Company's stockholders. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code (defined below). Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of that Code section.

         Subject to approval by the Company's stockholders, the provisions of
Section 5.1 of this Plan shall become effective as of March 5, 2003.

                             ARTICLE 2: DEFINITIONS

2.1      DEFINITIONS.

         "AFFILIATE" means any entity which is a member of (i) of the same controlled group of corporations within the meaning of section 414(b) of the Code, (ii) a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code), or (iii) an affiliated service group (within the meaning of section 414(m) of the Code) with the Company.

         "BENEFICIARY" or "BENEFICIARIES" shall be as determined pursuant to the provisions of Section 8.4.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended. References to sections of the Code shall include the regulations issued thereunder.

         "COMMITTEE" means the Administrative Committee that may be appointed by the Compensation Committee of the Board as a Plan Administrator.

         "COMMON STOCK" means the $1 par value common stock of the Company.

         "COMPANY" means Baker Hughes Incorporated, a Delaware corporation.

         "COMPENSATION COMMITTEE" means the Compensation Committee of the Board.

         "DATE OF EXERCISE" means, for each Option Period, the last day that the principal securities exchange on which the Common Stock is listed is open for trading.

         "DATE OF GRANT" means the date on which Options are granted, as such date is determined by the Board or the Compensation Committee.

         "ELIGIBLE COMPENSATION" means a Participant's base salary or wages measured on an annual basis (as defined in section 3401(a) of the Code for purposes of federal income tax withholding) from the Company, modified by including any portion thereof that such Participant could have received in cash in lieu of (i) any deferrals made by the Participant pursuant to the Baker Hughes Incorporated Supplemental Retirement Plan or (ii) elective contributions made on his behalf by the Company pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code and any elective contributions under a cafeteria plan described in section 125, and modified further by excluding any bonus, incentive compensation,


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         commissions, expense reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation (other than elective contributions to the Company's qualified cash or deferred arrangement described in section 401(k) of the Code), welfare benefits as defined in ERISA, overtime pay, special performance compensation amounts and severance compensation.

         "ELIGIBLE EMPLOYEE" means each Employee who is scheduled to work at least 20 hours per pay period during the Option Period and is an Employee at the beginning of the Option Period; provided, that the following Employees shall not be eligible to participate in the Plan:

                  (i) an Employee who is a citizen of a foreign country that prohibits foreign corporations from granting stock options to any of its citizens; and

                  (ii) an Employee if such Employee, immediately after the Option is granted, owns stock (as defined by sections 423(b)(3) and 424(d) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary.

         "EMPLOYEE" means each individual employed by an Employer.

         "EMPLOYER" means the Company and each entity that has adopted the Plan pursuant to the provisions of Article 7.

         "ESPP ACCOUNT" means the individual account established by the ESPP Administrator for each Participant in the Plan.

         "ESPP ADMINISTRATOR" means the stock brokerage or other financial services firm designated or approved by the Plan Administrator to hold shares purchased under the Plan for the ESPP Accounts of Participants.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor act.

         "FAIR MARKET VALUE" means the per share price of the last sale of the Common Stock on the "composite tape" on the trading day prior to the date on which the value is being determined. The "composite tape" is the composite transactions in the Common Stock as reported by The Wall Street Journal.

         "OPTION" means an option to purchase shares of Common Stock under the terms and provisions of the Plan.

         "OPTION PERIOD" means the 12-month period commencing on January 1 of each calendar year, unless the Board or the Compensation Committee changes the duration of the Option Period with respect to future Options, and except as modified by Sections 3.3(c)(2) and 3.3(c)(4). An Option Period may not exceed 27 months.

         "OPTION PRICE" means the price per share to be paid by each Participant on each exercise of his Option and shall be a sum equal to 85% of the Fair Market Value of a share of Common Stock on the Date of Exercise or on the Date of Grant, whichever amount is lesser, unless the Board or the Compensation Committee changes the Option Price with respect to future Options. Prior to the commencement of any future Option Period, the Board or the Compensation Committee may, in lieu of the Option Price specified in the preceding sentence, establish an Option Price that is a sum equal to 85% (or any higher percentage) of the Fair Market Value of a share of Common Stock on the Date of Exercise.

         "PARTICIPANT" means each Eligible Employee who elects to participate in the Plan.

         "PLAN" means the Baker Hughes Incorporated Employee Stock Purchase Plan, as amended from time to time.

         "PLAN ADMINISTRATOR" means the Company, acting through its delegates. Such delegates shall include the Administrative Committee and any individual Plan Administrator appointed by the Board with respect to the

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         employee benefit plans of the Company and its Affiliates, each of which shall have the duties and responsibilities assigned to it from time to time by the Board. As used in the Plan, the term "Plan Administrator" shall refer to the applicable delegate of the Company as determined pursuant to the actions of the Board.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.

2.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in this Plan, shall be deemed to include the feminine gender.

2.3 HEADINGS. The headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

                    ARTICLE 3: ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY. All Eligible Employees shall be eligible to participate in the Plan for an Option Period, provided that the Eligible Employee's employment with an Employer continues uninterrupted throughout the Option Period. A transfer between or among Employers shall not be treated as an interruption of the Eligible Employee's employment.

3.2 PARTICIPATION.

         (a) ELECTION TO PARTICIPATE. An Eligible Employee shall become a Participant after satisfying the eligibility requirements and delivering to the Plan Administrator during the enrollment period established by the Plan Administrator an enrollment form that (1) indicates the Eligible Employee's election to participate in the Plan as of the next following Date of Grant; (2) authorizes the payroll deduction and states the amount to be deducted regularly from the Participant's Eligible Compensation and to be accrued under the Plan for his benefit; and (3) authorizes the purchase of the Common Stock at the end of the Option Period. The effective date of a Participant's participation shall be the Date of Grant following the Plan Administrator's receipt of the Participant's authorization. The procedure established by the Plan Administrator for an Eligible Employee to enroll in the Plan may be through any written form or any telephonic, electronic mail, intranet, internet or any other electronic process established by the Plan Administrator from time to time.

         (b) CONTINUING ELECTION. A Participant's election to participate in the Plan with respect to an Option Period shall continue for each successive Option Period at the same payroll deduction percentage as in effect at the termination of the prior Option Period unless the Participant amends or cancels his participation pursuant to Section 3.2(d).

         (c) PAYROLL DEDUCTIONS. Each Participant will designate in his participation election the stated amount to be deducted from his Eligible Compensation on each payday. A Participant may elect to have deducted from 1% to 10% of his Eligible Compensation, or such other percentages as the Committee may from time to time determine. A Participant's percentage deduction election must be in whole percentages, and a Participant's payroll deductions for the entire Option Period are based on his Eligible Compensation at the beginning of the Option Period. The stated amount may not be less than a sum that will result in the payment into the Plan of at least $5.00 each payday. The stated amount may not exceed either of (1) 10% of the amount of Eligible Compensation (or such other maximum percentage as determined by the Committee), or (2) an amount which will result in noncompliance with the $25,000 statutory limitation described in Section 4.2.

                  Participant payroll deductions are maintained by the Company as an accrual for the benefit of the Participant until the Date of Exercise.

         (d) CHANGES IN PAYROLL DEDUCTIONS. By delivering to the Plan Administrator a new written payroll deduction authorization form, a Participant may amend the stated amount of his payroll deduction to reduce the rate of his payroll deductions at any time during an Option Period. A Participant's payroll deduction designation rate may not be increased during an Option Period. The new payroll deduction rate will become

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


         effective for the next payroll period, provided that the next payroll period commences more than 15 days after receipt of the new authorization form. Any change to the rate of payroll deduction will continue for the remainder of the Option Period. Changes in the rate of payroll deductions are limited to one change during any Option Period.

         (e) LEAVES OF ABSENCE. During leaves of absence approved by the Plan Administrator and in compliance with the requirements of Treasury Regulation section 1.421-7(h)(2), a Participant may continue participation in the Plan at the stated amount in his payroll deduction election by making cash payments to the Company on his normal paydays equal to any reduction in his payroll deductions caused by his leave.

         (f) RE-ADMISSION TO PARTICIPATE AFTER TERMINATION OF PARTICIPATION. If a Participant's participation in the Plan is terminated due to his withdrawal from the Plan in accordance with the provisions of Section 3.3(a), the Participant shall be eligible to participate again in the Plan upon the expiration of the Option Period during which such Participant ceased participation and may participate in any subsequent Option Period by making an election to participate in accordance with the provisions of Section 3.2(a). If a Participant's participation in the Plan is terminated due to his termination of employment and he is subsequently re-employed by an Employer, he may participate in the Plan upon his re-employment if he satisfies the eligibility requirements of
         Section 3.1 and he elects to participate in the Plan in accordance with the provisions of Section 3.2(a).

3.3      TERMINATION OF PARTICIPATION.

         (a) WITHDRAWAL FROM PARTICIPATION. A Participant may withdraw completely from participation in the Plan at any time during an Option Period. To withdraw from the Plan, a Participant must deliver to the Plan Administrator a notice of withdrawal in a form and manner authorized by the Plan Administrator, and the notice of withdrawal must be delivered within the time period established by the Plan Administrator. After the Plan Administrator's receipt of the notice of withdrawal, the Participant's payroll deduction authorization and his interest in unexercised options under the Plan will terminate and the Participant's prior payroll deductions made under the Plan will be refunded to the Participant.

         (b) VOLUNTARY TERMINATION OF PARTICIPATION. A Participant may voluntarily terminate his participation in the Plan by lowering the rate of his payroll deductions to zero for the remainder of the Option Period, in accordance with the provisions of Section 3.2(d). A Participant who has decreased his rate of payroll deduction to zero will be deemed to continue as a Participant in the Plan until he withdraws from the Plan in accordance with the provisions of Section 3.3(a) or his participation is terminated in accordance with the provisions of Section 3.3(c). As long as the Participant continues as a Participant in the Plan, the amount accrued for the Participant under the Plan will be applied to the purchase of Common Stock at the end of the Option Period.

         (c) INVOLUNTARY TERMINATION OF PARTICIPATION.

                  (1) TERMINATION OF EMPLOYMENT OTHER THAN BY RETIREMENT, DEATH OR DISPOSITION OF ASSETS, ETC. If the employment of a Participant terminates other than by retirement, death or as a result of a disposition of assets, a division or an entity or as a result of a plant closing, or if he is no longer eligible to participate in the Plan, his participation in the Plan shall, without any action on his part, automatically terminate as of the date of the termination of his employment or the date of the termination of his eligibility. The Employer will refund to the Participant the amount of the Participant's prior payroll deductions made under the Plan, and his interest in unexercised Options under the Plan shall terminate. A termination of employment does not include a transfer of employment among Employers or a transfer of employment to a venture or entity in which the Company or an Affiliate has an equity interest exceeding 50%.

                  (2) TERMINATION BY RETIREMENT. If a Participant is at least 55 years of age and has an aggregate of at least ten years of service with all Employers, he may retire from the Plan. The Participant may, at his election by written notice to the Plan Administrator, either (A) exercise his Option as of his termination date, in which event the Employer shall apply the amount accrued

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                  under the Plan at that time to the purchase at the Option
                  Price of shares of Common Stock, including fractions, or (B) request payment of the Participant's prior payroll deductions made under the Plan at that time, in which event the Employer promptly shall make such payment, and thereupon the Participant's interest in unexercised Options under the Plan shall terminate. If the Participant elects to exercise his Option, the date of his termination shall be deemed to be the Date of Exercise for the purpose of computing the amount of the Option Price of the Common Stock.

                  (3) TERMINATION BY DEATH. If a Participant's employment is terminated by his death, any accrual under the Plan for the purchase of shares of Common Stock and any shares of Common Stock in the Participant's name shall be distributed to the Participant's Beneficiaries.

                  (4) TERMINATION AS A RESULT OF A DISPOSITION OF ASSETS, A DIVISION OR AN ENTITY OR A PLANT CLOSING. A Participant whose employment with his Employer is terminated as a result of a disposition of assets, a division or an entity or as a result of a plant closing may, at his election by written notice to the Plan Administrator, either (A) exercise his Option as of his termination date, in which event the Employer shall apply the amount accrued under the Plan at that time to the purchase at the Option Price of shares of Common Stock, including fractions, or (B) request payment of the Participant's prior payroll deductions made under the Plan at that time, in which event the Employer promptly shall make such payment, and thereupon the Participant's interest in unexercised Options under the Plan shall terminate. If the Participant elects to exercise his Option, the date of his termination shall be deemed to be the Date of Exercise for the purpose of computing the amount of the Option Price of the Common Stock. As determined by the Plan Administrator, a Participant shall be deemed to have terminated his employment with all Employers
                  (A) as a result of a disposition of assets, a division or an entity if such employment is terminated coincident with and as a result of the disposition by the Employer, the Company or their subsidiaries or Affiliates of assets, a division or any other business entity (regardless of form) in connection with a sale, exchange, merger or other business transaction, or (B) as a result of a plant closing if such employment is terminated coincident with and as a result of a significant manufacturing plant closing by the Employer, but not as a result of mere district changes or layoffs.

               ARTICLE 4: GRANT OF OPTIONS AND EXERCISE OF OPTIONS

4.1 GRANT OF OPTIONS. Following the effective date of the Plan and continuing for as long as the Plan remains in force, Options will be offered under the Plan to all Participants to purchase shares of Common Stock. Options shall be granted on the Date of Grant and shall be exercisable on the Date of Exercise. For each Participant, the number of shares of Common Stock, including fractions that may be purchased under his Option shall be the lesser of (a) the aggregate payroll deductions authorized by the Participant in accordance with Section 3.2(c) for the Option Period divided by the Option Price or (b) the amount specified in
Section 4.2, subject to the availability of a sufficient number of shares of Common Stock reserved for purchase under the Plan. In the event there are an insufficient number of shares reserved for purchase under the Plan, the number of shares purchased shall be adjusted as provided in Section 4.3.

4.2 LIMITATIONS ON THE GRANT OF OPTIONS. No Participant shall be permitted to purchase Common Stock under the Plan or under any other employee stock purchase plan of the Company or of any of its subsidiaries or related corporations at a rate which exceeds $25,000 in Fair Market Value of Common Stock (determined at the Date of Grant of the Option), and no Employee shall be granted Options for more than 2,500 shares under the Plan at the time the Option is granted (whether the Option Price is determined with reference to the Date of Grant or the Date of Exercise) for each calendar year in which any such Option granted to such Employee is outstanding at any time.

4.3 INSUFFICIENT NUMBER OF SHARES. If the number of shares of Common Stock reserved for purchase for any Option Period is insufficient to cover the number of shares which Participants elect to purchase during such Option Period, then the number of shares of Common Stock which each Participant has a right to purchase on the Date of Exercise shall be reduced to the number of shares of Common Stock which the Plan Administrator shall determine by multiplying the number of shares of Common Stock reserved under the Plan for such Option Period by a fraction, the numerator of which shall be the number of shares of Common Stock which the Participant elected to purchase during the Option Period and the denominator of which shall be the total number of shares of Common Stock which all Participants elected to purchase during such Option Period.

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4.4 RESTRICTION UPON ASSIGNMENT. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the Participant's lifetime only by him. An Option may not be exercised to any extent except by the Participant. The Plan Administrator and the ESPP Administrator, if any, will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of his Option or of any rights under his Option.

4.5 EXERCISE OF OPTIONS; ESPP ACCOUNTS.

         (a) EXERCISE OF OPTIONS. Each Participant will be deemed, automatically, and without any act on his part, to have exercised his Option on each Date of Exercise to the extent that the amount accrued under the Plan is sufficient to purchase at the Option Price whole and fractional shares of the Common Stock, except that the number of shares of Common Stock purchased shall not exceed the limitations set forth in
         Section 4.2. The issuance of shares of Common Stock may be effected on a noncertificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         (b) ESPP ACCOUNTS. As soon as practicable on or before the Date of Exercise, the Plan Administrator shall deliver, or cause to be delivered, to the ESPP Administrator the information necessary to have the total number of shares of the Common Stock representing exercised Options in the aggregate (for both whole and fractional shares) deposited into the Participants' ESPP Accounts. The shares of Common Stock shall be allocated among the ESPP Accounts based on a fraction, the numerator of which is the amount accrued for a Participant under the Plan on the Date of Exercise and the denominator of which shall be the aggregate of the amounts accrued for all Participants under the Plan on the Date of Exercise. A Participant shall be free to dispose of the shares of Common Stock in his ESPP Account at any time, subject to the provisions of Sections 4.6 and 4.7 and subject to any administrative blackout periods.

                  Each Participant's ESPP Account shall be administered in accordance with procedures established from time to time by the ESPP Administrator.

4.6 WITHHOLDING OBLIGATIONS. At the time the Option is exercised, or at the time some or all of the Common Stock is disposed of, a Participant shall make adequate provision for local, state, federal and foreign withholding obligations of his Employer, if any, that arise upon exercise of the Option or upon disposition of the Common Stock. The Employer may withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

4.7 NOTICE OF DISPOSITION. By becoming a Participant in the Plan, each Participant agrees to promptly give the ESPP Administrator, or in the absence of the ESPP Administrator, the Plan Administrator, notice of any shares of Common Stock disposed of within the later of (a) one year from the Date of Exercise and
(b) two years from the Date of Grant with respect to such Stock, and the notice shall include the number of shares of Common Stock disposed of and the Date of Exercise and the Date of Grant for the Common Stock.

4.8 DISPOSITIONS IN COMPLIANCE WITH SECURITIES LAWS. By becoming a Participant in the Plan, each Participant agrees that any dispositions of shares of Common Stock by such Participant shall be in compliance with the provisions of federal, state and foreign securities laws, including the provisions of Section 16(b) of the Exchange Act.

                  ARTICLE 5: PROVISIONS RELATED TO COMMON STOCK

5.1 SHARES RESERVED. Subject to the provisions of Section 5.5 (relating to adjustment upon changes in stock), the number of shares of Common Stock which may be sold pursuant to Options under the Plan shall not exceed in the aggregate 14,500,000 shares, and may be unissued shares, reacquired shares or shares bought on the market for purposes of the Plan.

5.2 NO RIGHTS OF STOCKHOLDER UNTIL EXERCISE. With respect to shares subject to an Option, a Participant shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder until the exercise of his Option. After the exercise of the Option, each Participant shall have full stockholder rights with respect to all shares of Common Stock in his ESPP Account, including, but not limited to, voting, dividend and liquidation rights. The ESPP Administrator shall establish procedures to facilitate the Participant's voting rights attributable to the Common Stock in his ESPP Account.

5.3 REGISTRATION OF SHARES OF COMMON STOCK. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

         The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

         The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon the exercise of the Options. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock in any particular jurisdiction, the Company shall be relieved from liability to any Participant, except to return to him the Participant's prior payroll deductions made under the Plan.

5.4 CERTIFICATES FOR SHARES. For shares of Common Stock maintained in ESPP Accounts, the ESPP Administrator shall establish procedures, including any applicable fees, for the delivery of a certificate representing the aggregate number of whole shares of Common Stock in a Participant's ESPP Account. In the absence of an ESPP Administrator, the Plan Administrator, in its sole discretion, may determine the method for delivering certificates for shares of Common Stock to Participants. At the time of the delivery of a certificate to
(a) a Participant, (b) a former Participant or (c) the Participant's or former Participant's Beneficiary or Beneficiaries, any fractional share of Common Stock in the Participant's or former Participant's ESPP Account shall be converted to cash, which shall be distributed to the Participant, former Participant Beneficiary or Beneficiaries.

5.5 CHANGES IN COMMON STOCK AND ADJUSTMENTS. The existence of the Plan and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the Company's stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the shares of Common Stock issued under the Plan) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

         If there shall be any change in the shares of the Common Stock or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Board, in its sole discretion, to prevent dilution or enlargement of Participants' rights under the Plan, will take appropriate action to adjust accordingly the number of shares subject to the Plan and the number and Option Price of shares subject to existing Options.

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                        ARTICLE 6: ADMINISTRATION OF PLAN

6.1 PLAN ADMINISTRATOR. The Company shall be the "Plan Administrator."

6.2 RESIGNATION AND REMOVAL. The members of the Committee shall serve at the pleasure of the Board; they may be officers, directors, or employees of the Company or any other individuals. At any time during his term of office, any member of the Committee or any individual serving as Plan Administrator may resign by giving written notice to the Board, such resignation to become effective upon the appointment of a substitute or, if earlier, the lapse of thirty days after such notice is given as herein provided. At any time during its term of office, and for any reason, any member of the Committee or any individual serving as Plan Administrator may be removed by the Board.

6.3 RECORDS AND PROCEDURES. The Plan Administrator shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant, former Participant or any Beneficiary of any Participant or former Participant such records as pertain to that individual's interest in the Plan. If the Committee is performing duties as the Plan Administrator, the Committee shall designate the individual or individuals who shall be authorized to sign for the Plan Administrator and, upon such designation, the signature of such individual or individuals shall bind the Plan Administrator.

6.4 SELF-INTEREST OF PLAN ADMINISTRATOR. Neither the members of the Committee nor any individual Plan Administrator shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which any Committee member or individual Plan Administrator is so disqualified to act, the other members of the Committee shall decide the matter in which the Committee member or individual Plan Administrator is disqualified.

6.5 COMPENSATION AND BONDING. Neither the members of the Committee nor any individual Plan Administrator shall receive compensation with respect to their services on the Committee or as Plan Administrator. To the extent required by applicable law, or required by the Company, neither the members of the Committee nor any individual Plan Administrator shall furnish bond or security for the performance of their duties hereunder.

6.6 PLAN ADMINISTRATOR POWERS AND DUTIES. The Plan Administrator shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, and authority:

         (a) to make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Plan Administrator;

         (b) to establish procedures for the appointment of designated beneficiaries by Participants and former Participants;

         (c) to construe in its discretion all terms, provisions, conditions, and limitations of the Plan;

         (d) to correct, subject to the provisions of Section 8.2, any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem in its discretion expedient to effectuate the purposes of the Plan;

         (e) to employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Plan Administrator may deem necessary or advisable for the proper and efficient administration of the Plan;

         (f) to determine in its discretion all questions relating to eligibility; and

         (g) to determine whether and when a Participant has incurred a termination of employment and the reason for such termination.

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6.7 RELIANCE ON DOCUMENTS, INSTRUMENTS, ETC. The Plan Administrator may rely on any certificate, statement or other representation made on behalf of the Company, any Employer, any Employee, any Participant, any former Participant or any Beneficiary, which the Plan Administrator in good faith believes to be genuine, and on any certificate, statement, report or other representation made to it by any agent or any attorney, accountant or other expert retained by it or the Company in connection with the operation and administration of the Plan.

                    ARTICLE 7: EXTENSION OF PLAN TO EMPLOYERS

7.1 ADOPTION BY EMPLOYERS.

         (a) With the written approval of the Plan Administrator, any entity that is an Affiliate may adopt the Plan by appropriate action of its board of directors or noncorporate counterpart, as evidenced by a written instrument executed by an authorized officer of such entity or an executed adoption agreement (approved by the board of directors or noncorporate counterpart of the Affiliate), agreeing to be bound by all the terms, conditions and limitations of the Plan except those, if any, specifically described in the adoption instrument, and providing all information required by the Plan Administrator. The Plan Administrator and the adopting Affiliate may agree to incorporate specific provisions relating to the operation of the Plan that apply to the adopting Affiliate only and shall become, as to such adopting Affiliate and its employees, a part of the Plan.

         (b) The provisions of the Plan may be modified so as to increase the obligations of an adopting Affiliate only with the consent of such Affiliate, which consent shall be conclusively presumed to have been given by such Affiliate unless the Affiliate gives the Company written notice of its rejection of the amendment within 30 days after the adoption of the amendment.

         (c) The provisions of the Plan shall apply separately and equally to each adopting Affiliate and its employees in the same manner as is expressly provided for the Company and its employees, except that the power to appoint or otherwise affect the Plan Administrator and the power to amend or terminate the Plan shall be exercised by the Company. The Plan Administrator shall act as the agent for each Affiliate that adopts the Plan for all purposes of administration thereof.

         (d) Any adopting Affiliate may, by appropriate action of its board of directors or noncorporate counterpart, terminate its participation in the Plan. Moreover, the Plan Administrator may, in its discretion, terminate an Affiliate's participation in the Plan at any time.

         (e) The Plan will terminate with respect to any Affiliate that has adopted the Plan pursuant to this Section if the Affiliate ceases to be an Affiliate or revokes its adoption of the Plan by resolution of its board of directors or noncorporate counterpart evidenced by a written instrument executed by an authorized officer of the Affiliate. If the Plan terminates with respect to any Affiliate, the employees of that Affiliate will no longer be eligible to be Participants in the Plan.

7.2 SINGLE PLAN. For purposes of the Code, the Plan as adopted by the Affiliates shall constitute a single plan rather than a separate plan of each Affiliate.

7.3 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Affiliate shall become a part of the Plan. However, neither the adoption of the Plan by an Affiliate nor any act performed by it in relation to the Plan shall ever create a joint venture or partnership relation between it and any other Affiliate.

                            ARTICLE 8: MISCELLANEOUS

8.1 USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. Notwithstanding any other Plan provisions to the contrary, in the event a Participant's employment with his Employer is terminated, and if at the time of such termination, the Participant owes money to any Employer, his Employer shall have the right, at its discretion prior to the exercise of the Participant's Option or the payment of the Participant's prior payroll deductions made under the Plan, to deduct any such monies from the funds to be paid to the Participant.

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

         No interest will be paid to any Participant with respect to funds held in the Plan or funds held in the ESPP Account.

8.2 AMENDMENT TO THE PLAN. The Board or the Compensation Committee may amend the Plan at any time and from time to time, subject to the limitation that approval by the vote of the holders of a majority of the outstanding securities of the Company entitled to vote shall be required to amend the Plan (i) to materially increase the benefits accruing to Participants under the Plan, (ii) to materially increase the number of securities which may be issued under the Plan, or (iii) to materially modify the requirements as to eligibility for participation in the Plan.

8.3 PLAN NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of the Plan is not a contract between the Employers and their employees that gives any employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to terminate an Employee's employment at any time with or without notice and with or without cause or to interfere with an Employee's right to terminate his employment at any time.

8.4 BENEFICIARY(IES). At the time of the Participant's or former Participant's death, (a) any cash in the Plan or (b) any cash or shares of Common Stock in the ESPP Account shall be distributed to such Participant's or former Participant's
(a) executor or administrator or (b) his heirs at law, if there is no administration of such Participant's or former Participant's estate. The Participant's or former Participant's executor or administrator or heirs at law, if there is no administration of such Participant's or former Participant's estate, shall be such Participant's or former Participant's Beneficiaries. Before any distribution is made, the Plan Administrator may require appropriate written documentation of (a) the appointment of the personal representative of the Participant's estate or (b) heirship.

8.5 SEVERABILITY. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

8.6 BINDING EFFECT. This Agreement shall be binding upon any successor of the Company.

8.7 LIMITATION ON LIABILITY. Under no circumstances shall the Company incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to this Plan or the Company's role as Plan sponsor.

8.8 ARBITRATION. Any controversy arising out of or relating to the Plan, including without limitation, any and all disputes, claims (whether in tort, contract, statutory or otherwise) or disagreements concerning the interpretation or application of the provisions of the Plan, Employer's employment of Participant and the termination of that employment, shall be resolved by arbitration in accordance with the Employee Benefit Plan Claims Arbitration Rules of the American Arbitration Association (the "AAA") then in effect. Within ten (10) business days of the initiation of an arbitration hereunder, the Company and the Participant will each separately designate an arbitrator, and within twenty (20) business days of selection, the appointed arbitrators will appoint a neutral arbitrator from the AAA National Panel of Employee Benefit Plan Claims Arbitrators. The arbitrators shall issue their written decision (including a statement of finding of facts) within thirty (30) days from the date of the close of the arbitration hearing. The decision of the arbitrators selected hereunder will be final and binding on both parties. This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 (or replacement or successor statute). Pursuant to Section 9 of the Federal Arbitration Act, the Company and any Participant agrees that any judgment of the United States District Court for the District in which the headquarters of the Company is located at the time of initiation of an arbitration hereunder shall be entered upon the award made pursuant to the arbitration. Nothing in this Section 8.8 shall be construed to, in any way, limit the scope and effect of Article 6. In any arbitration proceeding full effect shall be given to the rights, powers, and authorities of the Plan Administrator under Article 6.

8.9 GOVERNING LAW. All provisions of the Plan shall be construed in accordance with the laws of Texas, except to the extent preempted by federal law and except to the extent that the conflicts of laws provisions of the State of Texas would require the application of the relevant law of another jurisdiction, in which event the relevant law of the State of Texas will nonetheless apply, with venue for litigation being in Houston, Texas.

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